Grayscale Future of Finance ETF
Schedule of Investments
September 30, 2022 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS - 99.9%
	Financials - 44.7% (a)
93,676	Bakkt Holdings, Inc. (b)	$213,581
6,398	Coinbase Global, Inc. - Class A (b)	412,607
44,279	Galaxy Digital Holdings, Ltd. (b)	188,840
71,800	Monex Group, Inc.	224,212
12,449	Plus500, Ltd.	228,880
46,187	Robinhood Markets, Inc. - Class A (b)	466,489
2,753	Signature Bank	415,703
2,950	Silvergate Capital Corporation - Class A (b)	222,281
		2,372,593
	Information Technology - 55.2% (a)
190,891	Bitfarms, Ltd. (b)	200,435
7,295	Block, Inc. (b)	401,152
73,970	Canaan, Inc. - ADR (b)	242,622
63,290	Cleanspark, Inc. (b)	201,262
131,502	Core Scientific, Inc. (b)	170,953
55,959	Hive Blockchain Technologies, Ltd. (b)	210,406
118,191	Hut 8 Mining Corporation (b)	211,601
46,779	Iris Energy, Ltd. (b)	193,197
21,677	Marathon Digital Holdings, Inc. (b)	232,161
14,597	Northern Data AG (b)	178,893
5,037	PayPal Holdings, Inc. (b)	433,534
35,622	Riot Blockchain, Inc. (b)	249,710
		2,925,926
	TOTAL COMMON STOCKS (Cost $8,805,459)	5,298,519

	SHORT-TERM INVESTMENTS - 0.1%
4,686	First American Government Obligations Fund - Class X, 2.78% (c)	4,686
	TOTAL SHORT-TERM INVESTMENTS (Cost $4,686)	4,686
	TOTAL INVESTMENTS - 100.0% (Cost $8,810,145)	5,303,205
	Other Assets in Excess of Liabilities - 0.0% (d)	291
	NET ASSETS - 100.0%	$5,303,496

	Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt.
(a)	To the extent that the Fund invests more heavily in particular sector of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
(b)	Non-income producing security.
(c)	Rate shown is the annualized seven-day yield as of September 30, 2022.
(d)	Represents less that 0.05% of net assets.

The Global Industry Classifications Standard (GICS®) was developed by and/or is exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

Summary of Fair Value Disclosure at September 30, 2022 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2022:

	Level 1	Level 2	Level 3	Total
Assets^
Common Stock	$5,298,519	$-	$-	$5,298,519
Short-Term Investments	4,686	-	-	4,686
Total Investments in Securities	$5,303,205	$-	$-	$5,303,205
^ See Schedule of Investments for breakout of investments by sector classification.

For the period ended September 30, 2022, the Fund did not recognize any transfers to or from Level 3.